3. MATERIAL ACCOUNTING POLICIES: Goodwill (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Goodwill

Goodwill

The Company performed its annual goodwill impairment assessment as of 12/31/2025. For each CGU or group of CGUs to which goodwill has been allocated, the Company determined the recoverable amount on the basis of value in use, calculated using discounted cash flow models derived from management-approved multi-year forecasts.

The key assumptions underpinning the value-in-use calculations reflect the Company's position as a growth-stage SaaS business operating in a large and expanding addressable market. Management's projections incorporate strong and improving gross margins consistent with a scalable, subscription-based revenue model, as well as customer retention rates, anticipated new logo additions, and expected progression toward operating leverage as acquisition-related integration and transaction costs — which are non-recurring in nature — are absorbed and the combined businesses reach steady-state operating efficiency. Although the consolidated income statement for the current fiscal year reflects a net loss position, this outcome is attributable to the significant one-time and period costs associated with the volume of acquisitions completed, including transaction advisory fees, integration expenditures, and other acquisition-related charges that are not indicative of the ongoing earnings capacity of the underlying businesses. Gross margins across the combined CGUs remain strong and are consistent with management's long-term operating model.

The pre-tax discount rates applied to each CGU's cash flow projections are based on a weighted average cost of capital derived from observable market data, adjusted to reflect the risks specific to each CGU's operating geography and revenue profile. Terminal growth rates applied beyond the explicit forecast period are consistent with long-term expectations for the SaaS sector and do not exceed the long-term average growth rate of the markets in which each CGU operates.

Based on the results of the annual impairment assessment, the recoverable amount of each CGU or group of CGUs to which goodwill has been allocated exceeded its respective carrying amount as of 12/31/2025. Accordingly, no impairment loss has been recognized in respect of goodwill for the fiscal year ended 2025.

Management has considered the sensitivity of the impairment assessment to changes in key assumptions, including a reduction in forecast revenue growth rates, a compression of gross margins, and an increase in the pre-tax discount rate. Based on reasonably possible adverse movements in each of these assumptions, management has concluded that no such change, individually or in combination, would result in the carrying amount of goodwill exceeding the recoverable amount of any CGU. Accordingly, no indicators of impairment have been identified and no impairment.

Goodwill (Year-over-Year Comparison)	2025	2024
	$	$
Balance, Beginning of Year	2,468,722	2,468,722
Goodwill recognized on acquisitions (Note-4)	9,637,585	-
Impairment losses recognized	-	-
Balance, End of Year	12,106,307	2,468,722